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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549


                                  FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 8, 2000


                               ICHOR CORPORATION
           (Exact name of Registrant as specified in its charter)


                                   Delaware
                          (State of Incorporation)


           000-25132                                25-1741849
  (Commission File Number)            (I.R.S. Employer Identification No.)


    Suite 1250, 400 Burrard Street, Vancouver, British Columbia  V6C 3A6
       (Address of principal executive offices, including postal code)


                                (604) 683-5767
             (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

As previously reported, Nasdaq Listing Investigations staff notified ICHOR Corporation ("ICHOR") on October 25, 1999 that it had determined that ICHOR's securities no longer qualified for inclusion on and were to be delisted from the Nasdaq SmallCap Market. ICHOR appealed the staff determination to a Nasdaq Listing Qualifications Panel and its shares remained listed pending the outcome of the appeal. ICHOR's appeal has been denied resulting in ICHOR's common shares being delisted from the Nasdaq SmallCap Market effective the close of business on February 8, 2000. ICHOR is entitled to appeal the panel decision to the Nasdaq Listing Hearing Review Council and is reviewing the decision.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               ICHOR CORPORATION

                                               By:  /s/ Michael J. Smith
                                               -----------------------------
                                               Michael J. Smith
                                               Secretary


Date:  February 9, 2000